SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 15, 2007

InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware	333-75984	04-3570028
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)

(949) 282-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On March 15, 2007, InSight Health Services Corp. (“InSight”), a wholly owned subsidiary of InSight Health Services Holdings Corp. (the “Registrant”), and InSight’s wholly-owned subsidiaries named therein (together with InSight, the “Borrowers”) entered into a letter agreement (the “Letter Agreement”) modifying the Amended and Restated Loan and Security Agreement, dated September 22, 2005, among the Borrowers, the lenders named therein (the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).  The Letter Agreement provides for, among other things:

•                                          the consent of the Administrative Agent and Lenders to (i) the Registrant’s proposed exchange offer as described in the registration statement filed on Form S-4 by the Registrant with the Securities and Exchange Commission on February 16, 2007 (as amended, supplemented or modified from time to time, the “S-4”) and the resulting exchange transaction that may occur as a result thereof (the “Exchange Transaction”) and (ii) the amendments to the indenture governing InSight’s senior subordinated notes due 2011 as described in the S-4;

•                                          an amendment to the definition of “change of control” in the Amended and Restated Loan and Security Agreement, dated September 22, 2005, to account for the change in ownership of the Registrant that will occur as a result of the Exchange Transaction; and

•                                          the payment of a $15,000 amendment fee to Bank of America, N.A. in consideration for its entering into the Letter Agreement.

The foregoing summary is qualified in its entirety by the actual text of the Letter Agreement, which is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01               Financial Statement and Exhibits

Exhibit No.

10.19                                             Letter Agreement, dated March 15, 2007, by and among InSight, its wholly owned subsidiaries named therein and Bank of America, N.A., in its capacity as lender and administrative agent under the Amended and Restated Loan and Security Agreement, dated September 22, 2005, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHT HEALTH SERVICES HOLDINGS CORP.

Date: March 16, 2007	By:	/s/ Brian G. Drazba
Brian G. Drazba
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.19

Letter Agreement, dated March 15, 2007, by and among InSight, its wholly owned subsidiaries named therein and Bank of America, N.A., in its capacity as lender and administrative agent under the Amended and Restated Loan and Security Agreement, dated September 22, 2005, filed herewith.